Joint Filer Information
-----------------------

Name of Joint Filer:                John R. Muse

Address of Joint Filer:             2100 McKinney Avenue, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III,
                                    L.P.

Date of Event Requiring Statement:  May 13, 2015

Issuer Name and Ticker Symbol:      Hemisphere Media Group, Inc. [HMTV]

Signature:

                                    /s/ David W. Knickel
                                    --------------------------------------------
                                    John R. Muse (By David W. Knickel,
                                         Attorney-in-Fact, pursuant to
                                         the Power of Attorney dated
                                         December 23, 2014, filed with
                                         the Securities and Exchange
                                         Commission as Exhibit 24.1 to
                                         Form 3 filed by Hicks, Muse,
                                         Tate & Furst Equity Fund III,
                                         L.P. on December 29, 2014)

Joint Filer Information
-----------------------

Name of Joint Filer:                Andrew S. Rosen

Address of Joint Filer:             2100 McKinney Avenue, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III,
                                    L.P.

Date of Event Requiring Statement:  May 13, 2015

Issuer Name and Ticker Symbol:      Hemisphere Media Group, Inc. [HMTV]

Signature:

                                    /s/ David W. Knickel
                                    --------------------------------------------
                                    Andrew S. Rosen (By David W.
                                         Knickel, Attorney-in-Fact,
                                         pursuant to the Power of
                                         Attorney dated December 23,
                                         2014, filed with the Securities
                                         and Exchange Commission as
                                         Exhibit 24.1 to Form 3 filed by
                                         Hicks, Muse, Tate & Furst
                                         Equity Fund III, L.P. on
                                         December 29, 2014)

Joint Filer Information
-----------------------

Name of Joint Filer:                HM3/GP Partners, L.P.

Address of Joint Filer:             2100 McKinney Avenue, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III,
                                    L.P.

Date of Event Requiring Statement:  May 13, 2015

Issuer Name and Ticker Symbol:      Hemisphere Media Group, Inc. [HMTV]

Signature:                          HM3/GP PARTNERS, L.P.

                                    By:   Hicks, Muse GP Partners III, L.P., its
                                          general partner

                                    By:   Hicks, Muse Fund III Incorporated, its
                                          general partner

                                    By:   /s/ David W. Knickel
                                          --------------------------------------
                                          David W. Knickel
                                          Vice President, Chief Financial
                                          Officer and Secretary

Joint Filer Information
-----------------------

Name of Joint Filer:                HM3 Coinvestors, L.P.

Address of Joint Filer:             2100 McKinney Avenue, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III,
                                    L.P.

Date of Event Requiring Statement:  May 13, 2015

Issuer Name and Ticker Symbol:      Hemisphere Media Group, Inc. [HMTV]

Signature:                          HM3 COINVESTORS, L.P.

                                    By:   Hicks, Muse GP Partners III, L.P., its
                                          general partner

                                    By:   Hicks, Muse Fund III Incorporated, its
                                          general partner

                                    By:   /s/ David W. Knickel
                                          --------------------------------------
                                          David W. Knickel
                                          Vice President, Chief Financial
                                          Officer and Secretary

Joint Filer Information
-----------------------

Name of Joint Filer:                Hicks, Muse GP Partners III, L.P.

Address of Joint Filer:             2100 McKinney Avenue, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III,
                                    L.P.

Date of Event Requiring Statement:  May 13, 2015

Issuer Name and Ticker Symbol:      Hemisphere Media Group, Inc. [HMTV]

Signature:                          HICKS, MUSE GP PARTNERS III, L.P.

                                    By:   Hicks, Muse Fund III Incorporated,
                                          its general partner

                                    By:   /s/ David W. Knickel
                                          --------------------------------------
                                          David W. Knickel
                                          Vice President, Chief Financial
                                          Officer and Secretary

Joint Filer Information
-----------------------

Name of Joint Filer:                Hicks, Muse Fund III Incorporated

Address of Joint Filer:             2100 McKinney Avenue, Suite 1600
                                    Dallas, Texas 75201

Designated Filer:                   Hicks, Muse, Tate & Furst Equity Fund III,
                                    L.P

Date of Event Requiring Statement:  May 13, 2015

Issuer Name and Ticker Symbol:      Hemisphere Media Group, Inc. [HMTV]

Signature:                          Hicks, Muse Fund III Incorporated

                                    By:   /s/ David W. Knickel
                                          --------------------------------------
                                          David W. Knickel
                                          Vice President, Chief Financial
                                          Officer and Secretary